                                                                   Exhibit 10.26


                 Amendment No. 2 to Fourth Amended and Restated
                         Receivables Purchase Agreement
                                       and
                    Reaffirmation of Performance Undertakings

                  This Amendment No. 2 to Fourth Amended and Restated Receivables Purchase Agreement and Reaffirmation of Performance Undertakings (this "AMENDMENT") is entered into as of June 3, 2004, among Dairy Group Receivables, L.P. ("DAIRY I"), Dairy Group Receivables II, L.P. ("DAIRY II"), Specialty Group Receivables, L.P. ("SPECIALTY"), Dean National Brand Group, L.P. ("NATIONAL BRAND" and together with Dairy I, Dairy II and Specialty, the "SELLERS" and each a "SELLER"), each entity signatory hereto as a Financial Institution (each a "FINANCIAL INSTITUTION" and collectively, the "FINANCIAL INSTITUTIONS"), each entity signatory hereto as a Company (each a "COMPANY" and collectively, the "COMPANIES"), Bank One, NA (Main Office Chicago), as Agent (the "AGENT"), and Dean Foods Company, as Provider ("PROVIDER"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Fourth Amended and Restated Receivables Purchase Agreement, dated as March 30, 2004, among the Sellers, the Servicers party thereto, the Financial Institutions, the Companies and the Agent (as amended or otherwise modified, as of the date hereof, the "RECEIVABLES PURCHASE AGREEMENT").

                                R E C I T A L S:
                                - - - - - - - -

                  The Sellers, the Financial Institutions, the Companies, the Servicers and the Agent are parties to the Receivables Purchase Agreement.

                  In connection with the Receivables Purchase Agreement, Provider entered into each of (i) that certain Third Amended and Restated Performance Undertaking, dated as of March 30, 2004, by Provider in favor of Dairy I, (ii) that certain Second Amended and Restated Performance Undertaking, dated as of March 30, 2004, by Provider in favor of Dairy II, (iii) that certain Specialty Performance Undertaking, dated as of November 20, 2003, by Provider in favor of Specialty and (iv) that certain National Brand Performance Undertaking, dated as of March 30, 2004, by Provider in favor of National Brand (collectively, the "PERFORMANCE UNDERTAKINGS").

                  The Sellers, Companies, Financial Institutions and the Agent desire to amend the Receivables Purchase Agreement, and Provider desires to reaffirm its obligations under the Performance Undertakings, all as more fully described herein.

                                  AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. Amendment. Immediately upon the satisfaction of each of the conditions precedent set forth in Section 3 of this Amendment, the Receivables Purchase Agreement is hereby amended as follows:

                           (a) Section 7.2(d) of the Receivables Purchase
Agreement is hereby amended by adding the following new sentences to the end of such section:

         In addition, notwithstanding this Section 7.2(d), so long as no Amortization Event or Potential Amortization Event exists, Dairy Group may sell the Subject Receivables to Northern Falls, LLC, a Michigan limited liability company, pursuant to the Subject Receivables Sale Agreement; provided that in connection with such sale the following representations and warranties are true: each Seller and each Servicer, hereby represent and warrant to the Agent and each Purchaser, as to itself, that, in connection with such sale, (i) no Seller made, and no Seller will make, representations or warranties in connection with such sale of Subject Receivables, (ii) both before and after giving effect to such sale, no Amortization Event or Potential Amortization Event exists, (iii) the purchaser of the Subject Receivables has no, and will have no, recourse to any Seller or the assets of any Seller (other than the Subject Receivables subject to such sale), (iv) as of the date of such sale, the aggregate Outstanding Balance of all Subject Receivables is estimated to be $275,000, which amount is subject to post-closing adjustment which post-closing adjustment shall be completed by August 2, 2004 with notice regarding the outcome thereof to be provided to the Agent by Dairy Group by such date, (v) the aggregate purchase price for all Subject Receivables is estimated to be $275,000, which purchase price is subject to post-closing adjustment which post-closing adjustment shall be completed by August 2, 2004 with notice regarding the outcome thereof to be provided to the Agent by Dairy Group by such date, which purchase price constitutes reasonably equivalent value and fair consideration for, and reflects an arm's length sale of, such Subject Receivables, (vi) the Subject Receivables have not been selected or identified in any manner that materially adversely affects the Agent or any Purchaser and (vii) each Subject Receivable and all Collections and Related Security with respect

                                  AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


         thereto, immediately before such sale are, and at all times after such sale will continue to be, readily identifiable and distinguishable from all other Receivables and all Collections and Related Security with respect thereto. Upon the sale of the Subject Receivables in accordance with the terms of this Section 7.2(d) and Dairy Group's receipt of the purchase price therefor in immediately available funds in a Collection Account, the Subject Receivables and the Collections and Related Security relating solely thereto shall be released from the security interest granted to the Agent for the ratable benefit of the Purchasers pursuant to Section 14.14(b). For the avoidance of doubt, each party hereto agrees that the purchase price paid upon the sale of the Subject Receivables shall constitute Collections hereunder and shall be applied in accordance with the terms hereof, including, without limitation,
         Article II.

                           (b) Exhibit I to the Receivables Purchase Agreement
is hereby amended by adding, in appropriate alphabetical order, the following new definitions to such exhibit:

                  "Subject Receivables" means those Receivables in existence on June 3, 2004 which were originated by Country Fresh, LLC and which are identified and designated in the books and records of Country Fresh, LLC, as Servicer, with the related Obligors listed on Schedule H; provided, however, that "Subject Receivables" shall not include those Receivables in existence on June 3, 2004 which were originated by Country Fresh, LLC and which are identified and designated in the books and records of Country Fresh, LLC, as Servicer, with the related Obligor "Farmer Jack, #83342" and the invoice numbers listed on
         Schedule I.

                  "Subject Receivables Sale Agreement" means that certain Sale and Assignment, dated as of June 3, 2004, among Dairy Group, Country Fresh, LLC and Northern Falls, LLC, a Michigan limited liability company, in form and substance satisfactory to the Agent, in its sole and absolute discretion.

                           (c) The Receivables Purchase Agreement is hereby
amended by adding Annexes A and B hereto as Schedules H and I, respectively, to the Receivables Purchase Agreement.

                                  AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


                  Section 2. Reaffirmation of Performance Guaranty. Provider acknowledges the amendments to the Receivables Purchase Agreement effected hereby and reaffirms that its obligations under each of the Performance Undertakings and each other Transaction Document to which it is a party continue in full force and effect with respect to the Receivables Purchase Agreement.

                  Section 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions precedent:

                           (a) Amendment. This Amendment shall have been duly
executed and delivered by each of the parties hereto.

                           (b) Representations and Warranties. As of the date
hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Receivables Purchase Agreement and in each other Transaction Document shall be true and correct as though made on and as of the date hereof (and by its execution hereof, each Seller shall be deemed to have represented and warranted such).

                           (c) No Amortization Event or Potential Amortization
Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each Seller shall be deemed to have represented and warranted such).

                           (d) Bring-Down Opinion. The Agent and each Purchaser
shall have received a bring-down opinion (in form and substance satisfactory to the Agent and each Purchaser) from counsel for each Originator, stating that the transactions contemplated by Section 7.2(d) of the Receivables Purchase Agreement do not adversely affect the validity or change the "true sale" and "substantive consolidation" opinions delivered by such counsel on March 30, 2004.

                           (e) Subject Receivables Sale Agreement. The Agent
shall have received a duly executed copy of that certain Sale and Assignment, dated the date hereof, among Dairy Group, Country Fresh, LLC, and Northern Falls, LLC, a Michigan limited liability company, in form and substance satisfactory to the Agent, in its sole and absolute discretion.

                  Section 4.  Miscellaneous.

                                  AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


                           (a) Effect; Ratification. The amendments set forth
herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Receivables Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which the Companies, the Financial Institutions or the Agent may now have or may have in the future under or in connection with the Receivables Purchase Agreement or any other instrument or agreement referred to therein. Each reference in the Receivables Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Purchase Agreement" or to the "Purchase Agreement" or to the Receivables Purchase Agreement shall mean the Receivables Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Receivables Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Receivables Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                           (b) Transaction Documents. This Amendment is a
Transaction Document executed pursuant to the Receivables Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                           (c) Costs, Fees and Expenses. Each Seller agrees to
reimburse the Agent and the Purchasers upon demand for all costs, fees and expenses (including the reasonable fees and expenses of counsels to the Agent and the Purchasers) incurred in connection with the preparation, execution and delivery of this Amendment.

                           (d) Counterparts. This Amendment may be executed in
any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                           (e) Severability. Any provision contained in this
Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                                  AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


                           (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

                           (g) Confirmation of Ownership and/or Security
Interest. Each Seller hereby confirms (i) the sale and assignment of Purchaser Interests pursuant to Sections 1.1 and/or 1.2 of the Receivables Purchase Agreement and (ii) the grant of security interest pursuant to Section 14.14(b) of the Receivables Purchase Agreement to the Agent for the ratable benefit of the Purchasers in all of such Seller's right, title and interest in, to and under all Receivables, the Collections, each Lock-Box, each Collection Account, all Related Security, all other rights and payments relating to such Receivables, and all proceeds of any thereof.

                            (Signature Pages Follow)

                                  AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


                                    DAIRY GROUP RECEIVABLES, L.P.,
                                    as a Seller

                                    By:    Dairy Group Receivables GP, LLC,
                                    Its:   General Partner

                                    DAIRY GROUP RECEIVABLES II, L.P.,
                                    as a Seller

                                    By:    Dairy Group Receivables GP II, LLC,
                                    Its:   General Partner

                                    SPECIALTY GROUP RECEIVABLES, L.P.,
                                    as a Seller

                                    By:    Specialty Group Receivables GP, LLC,
                                    Its:   General Partner

                                    DEAN NATIONAL BRAND GROUP, L.P.,
                                    as a Seller

                                    By:    Dean National Brand Group GP, LLC,
                                    Its:   General Partner


                                           By:
                                              -------------------------------
                                           Name:
                                           Title:

                                  AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


                                    FALCON ASSET SECURITIZATION
                                    CORPORATION, as a Company


                                    By:
                                       -----------------------------------------
                                    Name: Sherri Gerner
                                    Title: Authorized Signer



                                    BANK ONE, NA (MAIN OFFICE CHICAGO),
                                    as a Financial Institution and as Agent


                                    By:
                                       -----------------------------------------
                                    Name: Sherri Gerner
                                    Title:  Director, Capital Markets

                                  AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


                                    ATLANTIC ASSET SECURITIZATION CORP.,
                                    as a Company


                                    By:    Calyon New York Branch (successor to
                                           Credit Lyonnais New York Branch)
                                    Its:   Attorney-In-Fact


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    CALYON NEW YORK BRANCH (successor to
                                    Credit Lyonnais New York Branch), as a
                                    Financial Institution


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                  AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


                                   NIEUW AMSTERDAM RECEIVABLES CORPORATION, as a Company


                                   By:
                                     -----------------------------------------
                                   Name:
                                   Title:



                                   COOPERATIEVE CENTRALE RAIFFEISEN -
                                   BOERENLEENBANK B.A. "Rabobank International", New York Branch, as a Financial Institution


                                   By:
                                     -----------------------------------------
                                   Name:
                                   Title:


                                   By:
                                     -----------------------------------------
                                   Name:
                                   Title:

                                  AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


                                    BLUE RIDGE ASSET FUNDING CORPORATION,
                                    as a Company


                                    By:    Wachovia Capital Markets, LLC
                                    Its:   Attorney-In-Fact


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:



                                    WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    as a Financial Institution


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                  AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


                                    DEAN FOODS COMPANY,
                                    as Provider


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                  AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


                                                                         ANNEX A

                                   SCHEDULE H

                         OBLIGORS OF SUBJECT RECEIVABLES


AMWAY GRAND PLAZA
CRYSTAL MOUNTAIN, INC.
S ABRAHAM & SONS
RWI RESOURCES
AQUA SYSTEMS, INC.
BESCO WATER TREATMENT
CLOVERTREE
DU-MOR WATER
FELPAUSCH
GREAT LAKES WHOLESALE
HJR SALES INTERNATIONAL
KEHE FOOD DISTRIBUTORS
H T HACKNEY CO.GRND RPDS
MICHIGAN WATER CONDITIONIN
PURE FACT WATER
ST. IVES / CANADIAN LAKES
DEARBORN WHOLESALE GROCERS
CASH SALES ONLY
ROBERT GROOTERSDEVELOPMEN
DRINKMORE DELIVERY
CLARK FOOD SERVICE/RWI RES
FARMER JACK
MIDWAY WHOLESALERS, INC.
MILL BROOK WATERCOMPANY
ULTIMATE FITNESSOF GRND R
CEDAR CREST
GODWIN PLUMBING
GREAT NORTH FOODS
LITESPA
MIKE MARSHALL

                                  AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS



CITY OF WYOMING
RWDSU LOCAL 386
STANZ FOODSERVICE, INC
CITY OF GRAND RAPIDS
ROCKFORD CONSTRUCTION
EMPLOYEE SALES
COOLER IMAGE
MASON BROTHERS
HIGHLAND DISTTIBUTOR COMPA
U.S. FOODS SERVICE
U.S. FOODS SERVICE
QCD FOODSERVICE
U.S. FOODSERVICE
SILVER CREEK DIV- ACE COFF
KEYSTRAW LLC
ALPINE SPRINGS
CCC VENDING

                                  AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


                                                                         ANNEX B

                                   SCHEDULE I

                                 INVOICE NUMBERS


INVOICE DATE     INVOICE #          AMOUNT
----------------------------------------------
  10/31/03        4230386         $7,058.15
----------------------------------------------
  10/31/03        4230408         $6,332.35
----------------------------------------------
  10/31/03        4230426         $5,996.82
----------------------------------------------
                                 $19,387.32
==============================================